August 11, 2000

Merrill Lynch & Co., Inc.
4 World Financial Center
New York, NY 10080


We have made a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the unaudited interim condensed consolidated financial information of Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch") as of June 30, 2000 and for the three- and six-month periods ended June 30, 2000 and June 25, 1999, as indicated in our report dated August 11, 2000; because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, is incorporated by reference in the following documents, as amended:

Filed on Form S-8:

     Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

     Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

     Registration Statement No. 33-33336 (Long-Term Incentive Compensation Plan)

     Registration Statement No. 33-51831 (Long-Term Incentive Compensation Plan)

     Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

     Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

     Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
        (Puerto Rico))

     Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
        Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)

     Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-13367 (Restricted Stock Plan for Former
        Employees of Hotchkis and Wiley)

     Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
        Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)

     Registration Statement No. 333-18915 (Long-Term Incentive Compensation Plan for Managers and Producers)

     Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-33125 (Employee Stock Purchase Plan for
        Employees of Merrill Lynch Partnerships)

     Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)

     Registration Statement No. 333-56291 (Long-Term Incentive Compensation Plan for Managers and Producers)

     Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-62311 (Replacement Options; Midland Walwyn
        Inc.)

     Registration Statement No. 333-85421 (401(k) Savings and Investment Plan)

     Registration Statement No. 333-85423 (2000 Deferred Compensation Plan
        For a Select Group of Eligible Employees)

     Registration Statement No. 333-92663 (Long-Term Incentive Compensation
        Plan for Managers and Producers)

Filed on Form S-3:

     Debt Securities, Warrants, Common Stock, Preferred Securities, and/or Depository Shares:

     Registration Statement No. 33-54218

     Registration Statement No. 2-78338

     Registration Statement No. 2-89519

     Registration Statement No. 2-83477

     Registration Statement No. 33-03602

     Registration Statement No. 33-17965

     Registration Statement No. 33-27512

     Registration Statement No. 33-33335

     Registration Statement No. 33-35456

     Registration Statement No. 33-42041

     Registration Statement No. 33-45327

     Registration Statement No. 33-45777

     Registration Statement No. 33-49947

     Registration Statement No. 33-51489

     Registration Statement No. 33-52647

     Registration Statement No. 33-55363

     Registration Statement No. 33-60413

     Registration Statement No. 33-61559

     Registration Statement No. 33-65135

     Registration Statement No. 333-13649

     Registration Statement No. 333-16603

     Registration Statement No. 333-20137

     Registration Statement No. 333-25255

     Registration Statement No. 333-28537

     Registration Statement No. 333-42859

     Registration Statement No. 333-44173

     Registration Statement No. 333-59997

     Registration Statement No. 333-68747

     Registration Statement No. 333-38792

     Medium Term Notes:

     Registration Statement No.  2-96315

     Registration Statement No. 33-03079

     Registration Statement No. 33-05125

     Registration Statement No. 33-09910

     Registration Statement No. 33-16165

     Registration Statement No. 33-19820

     Registration Statement No. 33-23605

     Registration Statement No. 33-27549

     Registration Statement No. 33-38879

     Other Securities:

     Registration Statement No. 333-02275 (Long-Term Incentive Compensation
        Plan)

     Registration Statement No. 333-24889 (Long-Term Incentive Compensation
        Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)

     Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

     Registration Statement No. 333-59263 (Exchangeable Shares of Merrill Lynch
        & Co., Canada Ltd. re: Midland Walwyn Inc.)

     Registration Statement No. 333-67903 (Howard Johnson & Company Resale)


We are also aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of the Registration
Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.



/s/ Deloitte & Touche LLP

New York, New York
August 11, 2000